Exhibit 99.3 Supplemental Reconciliation Data The following pages present reconciliations in support of the amounts presented on page 12 of the Supplemental Slide package included in Exhibit 99.2 ascena retail group, inc.
Reconciliation of reported earnings to post disposition entity
Fiscal Year 2018

	Ascena Fiscal 2018 as reported (a)	Non - GAAP Items (b)	Adjusted results, as reported	Less Value Fashion Segment (c)	Corp. Expenses included in Value Fashion Segment (d)	Proceeds expected to be received under maurices Transition Services agreement (e)	Ascena as adjusted without Value Fashion segment
Net sales	$ 6,578.3	$ (112.8)	$ 6,465.5	$ 1,787.9	$ -	$ -	$ 4,677.6
Cost of goods sold	(2,786.8)	51.1	(2,735.7)	(806.5)	-	-	(1,929.2)
Gross Margin	3,791.5	(61.7)	3,729.8	981.4	-	-	2,748.4
Buying, distribution and occupancy expenses	(1,281.1)	4.2	(1,276.9)	(354.2)	(1.8)	-	(924.5)
Selling, general and administrative expenses	(2,036.7)	45.8	(1,990.9)	(596.4)	(84.7)	26.5	(1,452.7)
Acquisition and integration expenses	(5.4)	5.4	-	-	-	-	-
Restructuring and other related charges	(78.5)	78.5	-	-	-	-	-
Depreciation and amortization expenses	(355.5)	6.0	(349.5)	(104.3)	(40.3)	-	(285.5)
Operating income	34.3	78.2	112.5	(73.5)	(126.8)	26.5	85.7
Interest expense	(113.0)						
Interest and other income, net	2.2						
Loss on extinguishement of debt	(5.0)						
Loss before benefit for income taxes	(81.5)						
Benefit for income taxes	41.8						
Net loss	$ (39.7)						
Net loss per basic and diluted common share	(0.20)						
Weighted average basic and dliuted shares outstanding	196.0						

Adjusted EBITDA Calculation:	
Operating income	85.7
Depreciation and amortization expense	285.5
EBITDA	371.2

See accompanying notes

ascena retail group, inc.
Reconciliation of reported earnings to post disposition entity
Fiscal Year 2017

	Ascena Fiscal 2018 as reported (a)	Non - GAAP Items (b)	Adjusted results, as reported	Less Value Fashion Segment (f)	Corp. Expenses included in Value Fashion Segment (d)	Proceeds expected to be received under maurices Transition Services agreement (e)	Ascena as adjusted without Value Fashion segment
Net sales	$ 6,649.8	$ 2.7	$ 6,652.5	$ 1,950.2	$ -	$ -	$ 4,702.3
Cost of goods sold	(2,790.2)	-	(2,790.2)	(852.4)	-	-	(1,937.8)
Gross Margin	3,859.6	2.7	3,862.3	1,097.8	-	-	2,764.5
Buying, distribution and occupancy expenses	(1,274.3)	2.8	(1,271.5)	(366.0)	(1.0)	-	(906.5)
Selling, general and administrative expenses	(2,068.5)	6.3	(2,062.2)	(608.4)	(71.5)	26.5	(1,498.8)
Acquisition and integration expenses	(39.4)	39.4	-	-	-	-	-
Restructuring and other related charges	(81.9)	81.9	-	-	-	-	-
Impaiment of goodwill	(596.3)	596.3	-	-	-	-	-
Impairment of intangible assets	(728.1)	728.1	-	-	-	-	-
Depreciation and amortization expenses	(384.9)	32.1	(352.8)	(111.2)	(35.1)	-	(276.7)
Operating (loss) income	(1,313.8)	1,489.6	175.8	12.2	(107.6)	26.5	82.5
Interest expense	(102.2)						
Interest and other income, net	1.8						
Loss on extinguishement of debt	-						
Loss before benefit for income taxes	(1,414.2)						
Benefit for income taxes	346.9						
Net loss	$ (1,067.3)						
Net loss per basic and diluted common share	(5.48)						
	194.8						

EBITDA Calculation:	
Operating income	82.5
Depreciation and amortization expense	276.7
EBITDA	359.2

See accompanying notes

ascena retail group, inc.
Reconciliation of reported earnings to post disposition entity
Trailing Twelve Months ended May 4, 2019

Note: This reconciliation presents the results of all of the Company's operations, inclusive of **maurices**, over the last twelve months ended as of May 4, 2019.

	Ascena Fiscal 2018 as reported (a)	Less: 9 months FY 18 as reported (g)	Add: 9 months FY 19 as reported (h)	Add: 9 months FY 19 maurices (i)	Subtotal	Non - GAAP Items (j)	Adjusted results, as reported
Net sales	$ 6,578.3	$ 4,812.0	$ 4,039.2	$ 749.4	$ 6,554.9	$ (88.4)	$ 6,466.5
Cost of goods sold	(2,786.8)	(2,035.3)	(1,767.1)	(335.4)	(2,854.0)	38.2	(2,815.8)
Gross Margin	3,791.5	2,776.7	2,272.1	414.0	3,700.9	(50.2)	3,650.7
Buying, distribution and occupancy expenses	(1,281.1)	(956.7)	(845.1)	(94.6)	(1,264.1)	3.1	(1,261.0)
Selling, general and administrative expenses	(2,036.7)	(1,509.6)	(1,363.2)	(200.3)	(2,090.6)	51.7	(2,038.9)
Acquisition and integration expenses	(5.4)	(5.4)	-	-	-	-	-
Restructuring and other related charges	(78.5)	(59.1)	(29.1)	(0.2)	(48.7)	48.7	-
Impairment of goodwill	-	-	(115.1)	-	(115.1)	115.1	-
Impairment of other intangible assets	-	-	(25.0)	-	(25.0)	25.0	-
Depreciation and amortization expenses	(355.5)	(264.7)	(221.5)	(21.9)	(334.2)	(0.1)	(334.3)
Operating income	34.3	(18.8)	(326.9)	97.0	(176.8)	193.3	16.5
Interest expense	(113.0)						
Interest and other income, net	2.2						
Loss on extinguishement of debt	(5.0)						
Loss before benefit for income taxes	(81.5)						
Benefit for income taxes	41.8						
Net loss	$ (39.7)						
Net loss per basic and diluted common share	(0.20)						
Weighted average basic and dliuted shares outstanding	196.0						

EBITDA Calculation:	
Operating income	16.5
Depreciation and amortization expense	334.3
EBITDA	350.8

See accompanying notes

ascena retail group, inc. Footnotes to reconciliation of historical reported financial results to results excluding Value Fashion segment (a) - Represents historical financial statements of the Company as filed in its Form 10-K for the fiscal year ended August 4, 2018 ("Fiscal 2018 10-K") (b) - Represents adjustments to historical results as presented in the Company's Fiscal 2018 year end earnings release on September 24, 2018 and filed on Form 8-K dated September 24, 2018 (c) - Represents historical financial results of the Value Fashioin segment as reported in the Fiscal 2018 10-K, adjusted for the impact of the 53rd week recorded in Fiscal 2018 and the store-related asset impairment charge recorded by dressbarn in the third quarter of Fiscal 2018. Refer to the Form 8-K dated September 24, 2018 for additional information (d) - Represents historical corporate expenses previously allocated to the Value Fashion segment which will be re-allocated to the remaining segments for presentation purposes (e) - Represented the amount to be received under the transition services agreement and management services agreement entered into in connection with the May 6, 2019 sale of maurices (f) - Represents historical financial results of the Value Fashioin segment as reported in the Fiscal 2018 10-K (g) - Represents historical financial statements of the Company as filed in its Form 10-Q for the fiscal quarter ended April 28, 2018 (h) - Represents historical financial statements of the Company's continuing operations as filed in its Form 10-Q for the fiscal quarter ended May 4, 2019 (i) - Represents historical financial statements of maurices. Refer to Note 2 to the condensed consolidated financial statements in the Form 10-Q for the fiscal quarter ended May 4, 2019 (j) - Represents adjustments to historical results as presented in the Company's earnings release for the fourth quarter of Fiscal 2018 and the third quarter of Fiscal 2019. Refer to the Company's Current Report on Form 8-K filed September 24, 2018 and Current Report on Form 8-k filed on June 10, 2019 for more information